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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



      We consent to the incorporation by reference in this Registration Statement of Hawthorne Financial Corporation on Form S-3 of our report dated January 30, 1998 appearing in the Annual Report on Form 10-K of Hawthorne Financial Corporation for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                DELOITTE & TOUCHE LLP



August 17, 1998
Los Angeles, California